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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 7, 2004

                          ASPECT MEDICAL SYSTEMS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-24663                04-2985553
-------------------------------    ----------------------    -------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
     Incorporation)                                          Identification No.)

141 Needham Street, Newton, Massachusetts                          02464
-----------------------------------------                         --------
  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (617) 559-7000

           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

         On April 8, 2004, Aspect Medical Systems, Inc. (the "Company") announced that it has entered into an agreement for the sale of 500,000 shares (the "Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), to Boston Scientific Corporation ("Boston Scientific"). There are a number of closing conditions which the Company and Boston Scientific must satisfy before the parties are obligated to close the transaction. These closing conditions include the approval of the Company's stockholders and the expiration or other termination of all applicable waiting periods under United States federal anti-trust laws.

         Under the terms of the agreement, the purchase price per share will be equal to the average of the last reported sales price of the Company's Common Stock on the Nasdaq National Market over the 30 trading days ending on the third trading day prior to the date of the closing of the transaction. The parties currently anticipate consummating the sale at the end of May 2004 following the Company's Annual Meeting of Stockholders on May 25, 2004, at which the stockholder vote will take place. As of April 1, 2004, Boston Scientific owned approximately 19.6% of the Company's outstanding Common Stock. Boston Scientific may purchase up to 25% of the Company's voting securities in the open market.

         The Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). In the event that the issuance and sale of the Shares takes place, the Company will grant Boston Scientific the right to require the Company to register the Shares for resale under the Securities Act. The costs of registration will be borne by the Company (except for brokerage and selling commissions).

         The foregoing summary description is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of August 7, 2004, by and between the Company and Boston Scientific, which is attached as an exhibit to this Current Report on Form 8-K, and is incorporated herein by reference.

         This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Form 10-K and Form 10-Q on file with the Securities and Exchange Commission.

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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits

                  Exhibit Number          Description
                  --------------          -----------

                  10.1 Stock Purchase Agreement, dated as of April 7, 2004, by and between the Company and Boston Scientific
                                          Corporation.

                  99.1                    Press Release, dated August 8, 2004,
                                          issued by the Company.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ASPECT MEDICAL SYSTEMS, INC.

                            By:  /s/ J. Neal Armstrong
                               ------------------------------------------------
                            Name:    J. Neal Armstrong
                            Title:   Vice President and Chief Financial Officer

Date:    April 8, 2004

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                                  EXHIBIT INDEX

Exhibit Number    Description

10.1 Stock Purchase Agreement, dated as of April 7, 2004, by and between the Registrant and Boston Scientific Corporation.

99.1              Press Release, dated April 8, 2004, issued by the Registrant.